UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2005

                             WILLIAMS CONTROLS, INC.
                            -------------------------
             (Exact Name of Registrant as specified in its charter)

     Delaware                    0-18083                     84-1099587
     --------                    -------                     ----------
  (State or other       (Commission File Number)    (IRS Employer Identification
   jurisdiction                                                 No.)
of incorporation)


14100 S.W. 72nd Avenue, Portland, Oregon                              97224
----------------------------------------                              -----
  Address of Principal Executive Office                             Zip Code


        Registrant's telephone number including area code (503) 684-8600
                                                           -------------

  (Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  OTHER EVENTS

         On February 17, 2005, the Board of Directors of the Company granted to Patrick Cavanagh, the Company's chief executive officer, options to purchase 1,000,000 shares of the Company's common stock. The options had been included as part of Mr. Cavanagh's employment agreement entered into in October, 2004, but were contingent on shareholder approval to increase the number of shares of the Company's authorized common stock. Shareholder approval was obtained at the Company's annual meeting on February 18, 2005. The stock option grant to Mr. Cavanagh has been disclosed previously on the Company's Schedule 14A filed on January 18, 2005 under the section discussing executive compensation.

         The options will vest over four years, with 25% vesting on each anniversary of the grant date. The options are exercisable at $1.00 per share. If not previously exercised, the options will expire no later than February 17, 2015. The options will become fully vested upon the occurrence of a merger or sale event (as defined in the option agreement), or upon Mr. Cavanagh's death, disability, or retirement. The stock option grant is subject to the terms of the Company's 1993 Restated Stock Option Plan, which is incorporated by reference herein as Exhibit 99.01, and the individual award agreement, the form of which is attached as Exhibit 99.02 hereto and incorporated herein by reference.


Note: The information contained in Exhibit 99.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits
         --------

                  EXHIBIT 99.01. Williams Controls, Inc. 1993 Restated Stock Option Plan (incorporated by reference to Exhibit 10.4(b) to the Registrant's annual report on Form 10-K for the fiscal year ended September 30, 1998).

                  EXHIBIT 99.02. Form of Nonqualified Stock Option Agreement




















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
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         WILLIAMS CONTROLS, INC.

 Date: February 24, 2005
                                         By:    /s/ DENNIS E. BUNDAY
                                                -------------------------------
                                                Dennis E. Bunday
                                                Chief Financial Officer













































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
                                  EXHIBIT INDEX

EXHIBIT NO.            DOCUMENT DESCRIPTION
-----------  -------------------------------------------------------------------

99.01 Williams Controls, Inc. 1993 Restated Stock Option Plan (incorporated by reference to Exhibit 10.4(b) to the Registrant's annual report on Form 10-K for the fiscal year ended September 30,
             1998).

99.02        Form of Nonqualified Stock Option Agreement















































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